                                                                    EXHIBIT 20.2

                  ARCADIA AUTOMOBILE RECEIVABLES TRUST 1999 - C

                         MONTHLY SERVICER'S CERTIFICATE



           Accounting Date:                                   April 30, 2000
                                                      -----------------------
           Determination Date:                                   May 5, 2000
                                                      -----------------------
           Distribution Date:                                   May 15, 2000
                                                      -----------------------
           Monthly Period Ending:                             April 30, 2000
                                                      -----------------------



           This Certificate is delivered pursuant to Section 3.9 of the Sale and Servicing Agreement, dated as of September 1, 1999, among Arcadia Automobile Receivables Trust, 1999-C (the "Trust"), Arcadia Receivables Finance Corp., as seller, Arcadia Financial Ltd., in its individual capacity and as Servicer, and Norwest Bank Minnesota, National Association, as Backup Servicer (the "Sale and Servicing Agreement"). Terms used and not otherwise defined herein have the meaning assigned them in the Sale and Servicing Agreement.

           Arcadia Financial Ltd., as Servicer under the Sale and Servicing Agreement, hereby certifies that the following information is true and correct for the Distribution Date and the Monthly Period set forth above.


    I.     Collection  Account  Summary

           Available Funds:
                   Payments Received                                                $12,103,029.68
                   Additional Payments from Servicer                                         $0.00
                   Liquidation Proceeds (excluding Purchase Amounts)                 $2,245,995.17
                   Current Monthly Advances                                             180,210.35
                   Amount of withdrawal, if any, from the Spread Account                     $0.00
                   Monthly Advance Recoveries                                          (251,970.38)
                   Purchase Amounts-Warranty and Administrative Receivables                  $0.00
                   Prefunding Account                                                        $0.00
                   Income from investment of funds in Trust Accounts                    $75,859.46
                                                                                  -------------------
           Total Available Funds                                                                                     $14,353,124.28
                                                                                                                ====================

           Amounts Payable on Distribution Date:
                   Note Prepayment                                                           $0.00
                   Backup Servicer Fee                                                       $0.00
                   Basic Servicing Fee                                                 $396,278.58
                   Trustee and other fees                                                    $0.00
                   Class A-1 Interest Distributable Amount                             $629,493.06
                   Class A-2 Interest Distributable Amount                             $625,348.09
                   Class A-3 Interest Distributable Amount                             $904,851.49
                   Noteholders' Principal Distributable Amount                      $11,156,345.59
                   Amounts owing and not paid to Security Insurer under
                                               Insurance Agreement                           $0.00
                   Prepayment Premium                                                        $0.00
                   Spread Account Deposit                                              $640,807.47
                                                                                  -------------------
           Total Amounts Payable on Distribution Date                                                                $14,353,124.28
                                                                                                                 ===================


                                 Page 1 (1999-C)

   II.     Available  Funds

           Collected Funds (see V)
                           Payments Received                                        $12,103,029.68
                           Liquidation Proceeds (excluding Purchase Amounts)         $2,245,995.17                 $14,349,024.85
                                                                                 --------------------

           Purchase Amounts                                                                                                 $0.00

           Monthly Advances
                           Monthly Advances - current Monthly Period (net)             ($71,760.03)
                           Monthly Advances - Outstanding Monthly Advances
                              not otherwise reimbursed to the Servicer                       $0.00                    ($71,760.03)
                                                                                 --------------------

           Income from investment of funds in Trust Accounts                                                           $75,859.46
                                                                                                                  ------------------

           Available Funds                                                                                         $14,353,124.28
                                                                                                                  ==================

   III.    Amounts  Payable  on  Distribution  Date

                (i)(a)       Taxes due and unpaid with respect to the Trust
                             (not otherwise paid by OFL or the Servicer)                                                    $0.00

                (i)(b)       Outstanding Monthly Advances (not otherwise
                             reimbursed to Servicer and to be reimbursed on the
                             Distribution Date)                                                                             $0.00

                (i)(c)       Insurance Add-On Amounts (not otherwise reimbursed
                             to Servicer)                                                                                   $0.00

                 (ii)        Accrued and unpaid fees (not otherwise paid by OFL
                             or the Servicer):
                                   Owner Trustee                                             $0.00
                                   Administrator                                             $0.00
                                   Indenture Trustee                                         $0.00
                                   Indenture Collateral Agent                                $0.00
                                   Lockbox Bank                                              $0.00
                                   Custodian                                                 $0.00
                                   Backup Servicer                                           $0.00
                                   Collateral Agent                                          $0.00                          $0.00
                                                                                 --------------------

               (iii)(a)      Basic Servicing Fee (not otherwise paid to Servicer)                                     $396,278.58

               (iii)(b)      Supplemental Servicing Fees (not otherwise paid to
                             Servicer)                                                                                      $0.00

               (iii)(c)      Servicer reimbursements for mistaken deposits or
                             postings of checks returned for insufficient funds
                             (not otherwise reimbursed to Servicer)                                                         $0.00

                 (iv)        Class A-1 Interest Distributable Amount                                                  $629,493.06
                             Class A-2 Interest Distributable Amount                                                  $625,348.09
                             Class A-3 Interest Distributable Amount                                                  $904,851.49

                  (v)        Noteholders' Principal Distributable Amount
                                   Payable to Class A-1 Noteholders                                                $11,156,345.59
                                   Payable to Class A-2 Noteholders                                                         $0.00
                                   Payable to Class A-3 Noteholders                                                         $0.00
                                   Payable to Class A-4 Noteholders                                                         $0.00
                                   Payable to Class A-5 Noteholders                                                         $0.00

                 (vii)       Unpaid principal balance of the Class A-1 Notes
                             after deposit to the Note Distribution Account of
                             any funds in the Class A-1 Holdback Subaccount
                             (applies only on the Class A-1 Final Scheduled
                             Distribution Date)                                                                             $0.00

                 (ix)        Amounts owing and not paid to Security Insurer
                             under Insurance Agreement                                                                      $0.00
                                                                                                                  ------------------

                             Total amounts payable on Distribution Date                                            $13,712,316.81
                                                                                                                  ==================


                                 Page 2 (1999-C)

   IV.     Calculation  of  Credit  Enhancement  Fee ("Spread Account Deposit");
           withdrawal from Reserve Account; Deficiency Claim Amount; Pre-Funding
           Account Shortfall and Class A-1 Maturity Shortfall

           Spread Account deposit:
                             Amount of excess, if any, of Available Funds
                                over total amounts payable (or amount of such
                                excess up to the Spread Account Maximum Amount)                                        $640,807.47

           Reserve Account Withdrawal on any Determination Date:
                             Amount of excess, if any, of total amounts payable
                                over Available Funds (excluding amounts payable
                                under item (vii) of Section III)                                                             $0.00

                             Amount available for withdrawal from the Reserve
                                Account (excluding the Class A-1 Holdback
                                Subaccount), equal to the difference between the
                                amount on deposit in the Reserve Account and the
                                Requisite Reserve Amount (amount on deposit in
                                the Reserve Account calculated taking into
                                account any withdrawals from or deposits to the
                                Reserve Account in respect of transfers of
                                Subsequent Receivables)                                                                      $0.00

                             (The amount of excess of the total amounts payable
                                (excluding amounts payable under item (vii) of Section III) payable over Available Funds shall be withdrawn by the Indenture Trustee from the Reserve Account (excluding the Class A-1
                                Holdback Subaccount) to the extent of the funds available for withdrawal from in the Reserve
                                Account, and deposited in the Collection
                                Account.)

                             Amount of withdrawal, if any, from the Reserve Account                                          $0.00

           Reserve Account Withdrawal on Determination Date for Class A-1 Final
           Scheduled Distribution Date:
                                Amount by which (a) the remaining principal
                                balance of the Class A-1 Notes exceeds (b)
                                Available Funds after payment of amounts set
                                forth in item (v) of Section III                                                             $0.00

                                Amount available in the Class A-1 Holdback Subaccount                                        $0.00

                                (The amount by which the remaining principal balance of the Class A-1 Notes exceeds Available
                                Funds (after payment of amount set forth in item
                                (v) of Section III) shall be withdrawn by the Indenture Trustee from the Class A-1 Holdback
                                Subaccount, to the extent of funds available for withdrawal from the Class A-1 Holdback
                                Subaccount, and deposited in the Note
                                Distribution Account for payment to the Class
                                A-1 Noteholders)

                                Amount of withdrawal, if any, from the Class A-1
                                  Holdback Subaccount                                                                        $0.00

           Deficiency Claim Amount:
                             Amount of excess, if any, of total amounts payable
                             over funds available for withdrawal from Reserve                                                $0.00
                             Amount, the Class A-1 Holdback Subaccount and
                             Available Funds (on the Class A-1 Final Scheduled
                             Distribution Date, total amounts payable will not
                             include the remaining principal balance of the
                             Class A-1 Notes after giving effect to payments
                             made under items (v) and (vii) of Section III and
                             pursuant to a withdrawal from the Class A-1
                             Holdback Subaccount)

           Pre-Funding Account Shortfall:
                             Amount of excess, if any, on the Distribution Date
                             on or immediately following the end of the Funding
                             Period, of (a) the sum of the Class A-1 Prepayment
                             Amount, the Class A-2 Prepayment Amount, and the
                             Class A-3 Prepayment Amount over (b) the amount on
                             deposit in the Pre-Funding Account                                                              $0.00

           Class A-1 Maturity Shortfall:
                             Amount of excess, if any, on the Class A-1 Final
                             Scheduled Distribution Date, of (a) the unpaid
                             principal balance of the Class A-1 Notes over (b)
                             the sum of the amounts deposited in the Note
                             Distribution Account under item (v) and (vii) of
                             Section III or pursuant to a withdrawal from the
                             Class A-1 Holdback Subaccount.                                                                  $0.00

           (In the event a Deficiency Claim Amount, Pre-Funding Account
           Shortfall or Class A-1 Maturity Shortfall exists, the Trustee shall deliver a Deficiency Notice to the Collateral Agent, the Security
           Insurer, the Fiscal Agent, if any, the Owner Trustee and the Servicer specifying the Deficiency Claim Amount, the Pre-Funding Account
           Shortfall or the Class A-1 Maturity Shortfall.)

                                 Page 3 (1999-C)

    V.     Collected Funds

           Payments Received:
                         Supplemental Servicing Fees                                    $0.00
                         Amount allocable to interest                            4,724,684.27
                         Amount allocable to principal                           7,378,345.41
                         Amount allocable to Insurance Add-On Amounts                   $0.00
                         Amount allocable to Outstanding Monthly Advances
                           (reimbursed to the Servicer prior to deposit in the
                           Collection Account)                                          $0.00
                                                                                ---------------

           Total Payments Received                                                                                  $12,103,029.68

           Liquidation Proceeds:
                         Gross amount realized with respect to Liquidated
                           Receivables                                           2,245,214.30

                         Less: (i) reasonable expenses incurred by Servicer
                           in connection with the collection of such Liquidated
                           Receivables and the repossession and disposition
                           of the related Financed Vehicles and (ii) amounts
                           required to be refunded to Obligors on such
                           Liquidated Receivables                                      780.87
                                                                                ---------------

           Net Liquidation Proceeds                                                                                  $2,245,995.17

           Allocation of Liquidation Proceeds:
                           Supplemental Servicing Fees                                  $0.00
                           Amount allocable to interest                                 $0.00
                           Amount allocable to principal                                $0.00
                           Amount allocable to Insurance Add-On Amounts                 $0.00
                           Amount allocable to Outstanding Monthly Advances
                             (reimbursed to the Servicer prior to deposit in the
                             Collection Account)                                        $0.00                                $0.00
                                                                                ---------------                 --------------------

           Total Collected Funds                                                                                    $14,349,024.85
                                                                                                                ====================

   VI.     Purchase Amounts Deposited in Collection Account

           Purchase Amounts - Warranty Receivables                                                                           $0.00
                           Amount allocable to interest                                 $0.00
                           Amount allocable to principal                                $0.00
                           Amount allocable to Outstanding Monthly Advances
                             (reimbursed to the Servicer prior to deposit in the
                             Collection Account)                                        $0.00

           Purchase Amounts - Administrative Receivables                                                                     $0.00
                           Amount allocable to interest                                 $0.00
                           Amount allocable to principal                                $0.00
                           Amount allocable to Outstanding Monthly Advances
                             (reimbursed to the Servicer prior to deposit in the
                             Collection Account)                                        $0.00
                                                                                ---------------

           Total Purchase Amounts                                                                                            $0.00
                                                                                                                ====================

   VII.    Reimbursement of Outstanding Monthly Advances

           Outstanding Monthly Advances                                                                                $436,336.45

           Outstanding Monthly Advances reimbursed to the Servicer prior to deposit in the Collection Account from:
                           Payments received from Obligors                       ($251,970.38)
                           Liquidation Proceeds                                         $0.00
                           Purchase Amounts - Warranty Receivables                      $0.00
                           Purchase Amounts - Administrative Receivables                $0.00
                                                                                ---------------

           Outstanding Monthly Advances to be netted against Monthly
              Advances for the current Monthly Period                                                                 ($251,970.38)

           Outstanding Monthly Advances to be reimbursed out of
              Available Funds on the Distribution Date                                                                ($251,970.38)

           Remaining Outstanding Monthly Advances                                                                      $184,366.07

           Monthly Advances - current Monthly Period                                                                   $180,210.35
                                                                                                                --------------------

           Outstanding Monthly Advances - immediately following the Distribution Date                                  $364,576.42
                                                                                                                ====================

                                 Page 4 (1999-C)


  VIII.    Calculation  of  Interest  and  Principal  Payments

A.  Calculation  of  Principal  Distribution  Amount

           Payments received allocable to principal                                                                  $7,378,345.41
           Aggregate of Principal Balances as of the Accounting Date of all
              Receivables that became Liquidated Receivables
              during the Monthly Period                                                                              $3,778,000.18
           Purchase Amounts - Warranty Receivables allocable to principal                                                    $0.00
           Purchase Amounts - Administrative Receivables allocable to principal                                              $0.00
           Amounts withdrawn from the Pre-Funding Account                                                                    $0.00
           Cram Down Losses                                                                                                  $0.00
                                                                                                                  ------------------

           Principal Distribution Amount                                                                            $11,156,345.59
                                                                                                                  ==================

B.  Calculation of Class A-1 Interest Distributable Amount

           Class A-1 Monthly Interest Distributable Amount:

           Outstanding principal balance of the Class A-1 Notes (as of the immediately preceding Distribution Date after distributions
              of principal to Class A-1 Noteholders on such Distribution Date)     $120,862,667.14

           Multiplied by the Class A-1 Interest Rate                                        6.2500%

           Multiplied by 1/12 or in the case of the first Distribution Date, by
              23/360                                                                    0.08333333                     $629,493.06
                                                                                --------------------

           Plus any unpaid Class A-1 Interest Carryover Shortfall                                                             -
                                                                                                                  ------------------

           Class A-1 Interest Distributable Amount                                                                     $629,493.06
                                                                                                                  ==================

C.  Calculation of Class A-2 Interest Distributable Amount

           Class A-2 Monthly Interest Distributable Amount:

           Outstanding principal balance of the Class A-2 Notes (as of the immediately preceding Distribution Date after distributions
              of principal to Class A-2 Noteholders on such Distribution Date)     $108,756,188.82

           Multiplied by the Class A-2 Interest Rate                                         6.900%

           Multiplied by 1/12 or in the case of the first Distribution Date, by
              23/360                                                                    0.08333333                     $625,348.09
                                                                                --------------------

           Plus any unpaid Class A-2 Interest Carryover Shortfall                                                             -
                                                                                                                  ------------------

           Class A-2 Interest Distributable Amount                                                                     $625,348.09
                                                                                                                  ==================

D.  Calculation of Class A-3 Interest Distributable Amount

           Class A-3 Monthly Interest Distributable Amount:

           Outstanding principal balance of the Class A-3 Notes (as of the immediately preceding Distribution Date after distributions
              of principal to Class A-3 Noteholders on such Distribution Date)     $150,808,581.83

           Multiplied by the Class A-3 Interest Rate                                         7.200%

           Multiplied by 1/12 or in the case of the first Distribution Date, by
              23/360                                                                    0.08333333                     $904,851.49
                                                                                --------------------

           Plus any unpaid Class A-3 Interest Carryover Shortfall                                                            $0.00
                                                                                                                  ------------------

           Class A-3 Interest Distributable Amount                                                                     $904,851.49
                                                                                                                  ==================

                                 Page 5 (1999-C)

G.  Calculation of Noteholders' Interest Distributable Amount

           Class A-1 Interest Distributable Amount                                 $629,493.06
           Class A-2 Interest Distributable Amount                                 $625,348.09
           Class A-3 Interest Distributable Amount                                 $904,851.49

           Noteholders' Interest Distributable Amount                                                               $2,159,692.63
                                                                                                                  ==================

H.  Calculation of Noteholders' Principal Distributable Amount:

           Noteholders' Monthly Principal Distributable Amount:

           Principal Distribution Amount                                        $11,156,345.59

           Multiplied by Noteholders' Percentage ((i) for each Distribution Date before the principal balance of the Class A-1 Notes is reduced to zero, 100%, (ii) for the Distribution Date on which the principal balance of the Class A-1 Notes is reduced to zero, 100% until the principal balance of the Class A-1 Notes is reduced to zero and with respect to any remaining portion of the Principal
              Distribution Amount, the initial principal balance of the Class
              A-2 Notes over the Aggregate Principal Balance (plus any funds remaining on deposit in the Pre-Funding Account) as of the
              Accounting Date for the preceding Distribution Date minus that portion of the Principal Distribution Amount applied to retire the
              Class A-1 Notes and (iii) for each Distribution Date thereafter, outstanding principal balance of the Class A-2 Notes on the
              Determination Date over the Aggregate Principal Balance (plus any funds remaining on deposit in the Pre-Funding Account) as of the
              Accounting Date for the preceding Distribution Date)                      100.00%                    $11,156,345.59
                                                                                -----------------


           Unpaid Noteholders' Principal Carryover Shortfall                                                                $0.00
                                                                                                                 -------------------

           Noteholders' Principal Distributable Amount                                                             $11,156,345.59
                                                                                                                 ===================

I.  Application of Noteholders' Principal Distribution Amount:

           Amount of Noteholders' Principal Distributable Amount payable to
           Class A-1 Notes (equal to entire Noteholders' Principal Distributable
           Amount until the principal balance
           of the Class A-1 Notes is reduced to zero)                                                              $11,156,345.59
                                                                                                                 ===================

           Amount of Noteholders' Principal Distributable Amount payable to
           Class A-2 Notes (no portion of the Noteholders' Principal
           Distributable Amount is payable to the Class A-2 Notes until the principal balance of the Class A-1 Notes has been reduced to zero;
           thereafter, equal to the entire Noteholders' Principal Distributable
           Amount)                                                                                                          $0.00
                                                                                                                 ===================

   IX.     Pre-Funding Account

           A.  Withdrawals from Pre-Funding Account:

           Amount on deposit in the Pre-Funding Account as of the preceding
              Distribution Date or, in the case of the first Distribution Date, as of the Closing Date
                                                                                                                            $0.00

           Less: withdrawals from the Pre-Funding Account in respect of transfers of Subsequent Receivables to the Trust occurring on a Subsequent Transfer Date (an amount equal to (a) $0 (the aggregate
              Principal Balance of Subsequent Receivables transferred to the Trust) plus (b) $0 (an amount equal to $0 multiplied by (A) one less (B)((i) the Pre-Funded Amount after giving effect to transfer of Subsequent Receivables over (ii) $0))

           Less:  any amounts remaining on deposit in the Pre-Funding Account in the case of the December 1999 Distribution Date or in the case the amount on deposit in the Pre-Funding Account has been Pre-Funding
              Account has been reduced to $100,000 or less as of the
              Distribution Date (see B below)                                                                               $0.00
                                                                                                                 -------------------

           Amount remaining on deposit in the Pre-Funding Account after
              Distribution Date
                                                                                         $0.00

                                                                                ----------------
                                                                                                                            $0.00
                                                                                                                 ===================

                                 Page 6 (1999-C)



      B. Distributions to Noteholders from certain withdrawals from the Pre-Funding Account:

      Amount withdrawn from the Pre-Funding Account as a result of the
         Pre-Funded Amount not being reduced to zero on the Distribution
         Date on or immediately preceding the end of the Funding Period or the Pre-Funded Amount being reduced to $100,000 or less on any
         Distribution Date                                                                                      $0.00

      Class A-1 Prepayment Amount (equal to the Class A-1 Noteholders'
         pro rata share (based on the respective current outstanding principal balance of each class of Notes of the Pre-Funded Amount
         as of the Distribution Date)                                                                           $0.00

      Class A-2 Prepayment Amount (equal to the Class A-2 Noteholders'
         pro rata share (based on the respective current outstanding principal balance of each class of Notes of the Pre-Funded Amount
         as of the Distribution Date)                                                                           $0.00

      Class A-3 Prepayment Amount (equal to the Class A-3 Noteholders'
         pro rata share (based on the respective current outstanding principal balance of each class of Notes of the Pre-Funded Amount
         as of the Distribution Date)                                                                           $0.00

      C. Prepayment Premiums:

      Class A-1 Prepayment Premium                                                                              $0.00
      Class A-2 Prepayment Premium                                                                              $0.00
      Class A-3 Prepayment Premium                                                                              $0.00

 X.   Reserve Account

      Requisite Reserve Amount:

      Portion of Requisite Reserve Amount calculated with respect to Class A-1 Notes, Class A-2 Notes, Class A-3 Notes.

            Product of (x) weighted average of the Class A-1, A-2, and A-3, Interest Rate
            (based on outstanding Class A-1, A-2, and A-3, principal balance), divided by 360 (y) (the Pre-Funded Amount on such Distribution
            Date) (z) (the number of days until the December 1999 Distribution Date))         0.0000%
                                                                                                0.00
                                                                                                   0
                                                                                                                    -
      Less the product of (x) 2.5% divided by 360, (y) the Pre-Funded
      Amount on such Distribution Date and, (z) the number of days until the December
      1999 Distribution Date                                                                    2.50%
                                                                                                0.00
                                                                                                   0            $0.00
                                                                                                           -----------

      Requisite Reserve Amount                                                                                  $0.00
                                                                                                           ===========
      Amount on deposit in the Reserve Account (other than the Class A-1
       Holdback Subaccount) as of the preceding Distribution Date or, in
       the case of the first Distribution Date, as of the Closing Date                                          $0.00

      Plus the excess, if any, of the Requisite Reserve Amount over amount on deposit in the Reserve Account (other than the Class A-1
       Holdback Subaccount) (which excess is to be deposited by the
       Indenture Trustee in the Reserve Account from amounts withdrawn from the Pre-Funding Account in respect of transfers of Subsequent
       Receivables)                                                                                             $0.00

      Less: the excess, if any, of the amount on deposit in the Reserve
       Account (other than the Class A-1 Holdback Subaccount) over the
       Requisite Reserve Amount (and amount withdrawn from the Reserve
       Account to cover the excess, if any, of total amounts payable over
       Available Funds, which excess is to be transferred by the
       Indenture Trustee from amounts withdrawn from the Pre-Funding
       Account in respect of transfers of Subsequent Receivables)                                               $0.00

      Less: withdrawals from the Reserve Account (other than the Class A-1
       Holdback Subaccount) to cover the excess, if any, of total amount
       payable over Available Funds (see IV above)                                                              $0.00
                                                                                                           -----------
      Amount remaining on deposit in the Reserve Account (other than the
       Class A-1 Holdback Subaccount) after the Distribution Date                                               $0.00
                                                                                                           ===========

                                 Page 7 (1999-C)

   XI.   Class A-1 Holdback Subaccount:

         Class A-1 Holdback Amount:

         Class A-1 Holdback Amount as of preceding Distribution Date or the Closing Date, as applicable,                       $0.00

         Plus deposit to the Class A-1 Holdback Subaccount (equal to 2.5% of the amount, if any, by which $0 (the Target Original Pool Balance set forth in the Sale and Servicing Agreement)
           is greater than $0 (the Original Pool Balance after giving effect to the transfer of
           Subsequent Receivables on the Distribution Date or on a Subsequent Transfer Date
           preceding the Distribution Date))                                                                                       0

         Less withdrawal, if any, of amount from the Class A-1 Holdback Subaccount to cover
           a Class A-1 Maturity Shortfall (see IV above)                                                                       $0.00

         Less withdrawal, if any, of amount remaining in the Class A-1 Holdback Subaccount on the Class A-1 Final Scheduled Maturity Date after giving effect to any payment out of the Class A-1 Holdback Subaccount to cover a Class A-1 Maturity Shortfall (amount of
           withdrawal to be released by the Indenture Trustee)                                                                 $0.00
                                                                                                                       -------------

         Class A-1 Holdback Subaccount immediately following the Distribution Date                                             $0.00
                                                                                                                       =============

   XII.  Calculation of Servicing Fees

         Aggregate Principal Balance as of the first day of the Monthly Period       $380,427,437.79
         Multiplied by Basic Servicing Fee Rate                                                 1.25%
         Multiplied by months per year                                                    0.08333333
                                                                                     ---------------

         Basic Servicing Fee                                                                            $396,278.58

         Less: Backup Servicer Fees                                                                           $0.00

         Supplemental Servicing Fees                                                                          $0.00
                                                                                                       ------------

         Total of Basic Servicing Fees and Supplemental Servicing Fees                                                   $396,278.58
                                                                                                                       =============

  XIII.  Information for Preparation of Statements to Noteholders

         a. Aggregate principal balance of the Notes as of first day of Monthly Period
                              Class A-1 Notes                                                                        $120,862,667.14
                              Class A-2 Notes                                                                        $108,756,188.82
                              Class A-3 Notes                                                                        $150,808,581.83

         b. Amount distributed to Noteholders allocable to principal
                              Class A-1 Notes                                                                         $11,156,345.59
                              Class A-2 Notes                                                                                  $0.00
                              Class A-3 Notes                                                                                  $0.00

         c. Aggregate principal balance of the Notes (after giving effect to distributions on the Distribution Date) Including Item j (Prepayments)
                              Class A-1 Notes                                                                        $109,706,321.55
                              Class A-2 Notes                                                                        $108,756,188.82
                              Class A-3 Notes                                                                        $150,808,581.83

         d. Interest distributed to Noteholders (not including Prepayment Premium)
                              Class A-1 Notes                                                                            $629,493.06
                              Class A-2 Notes                                                                            $625,348.09
                              Class A-3 Notes                                                                            $904,851.49

         e.  1. Class A-1 Interest Carryover Shortfall, if any (and change in amount
                from preceding statement)                                                                                      $0.00
             2. Class A-2 Interest Carryover Shortfall, if any (and change in amount
                from preceding statement)                                                                                      $0.00
             3. Class A-3 Interest Carryover Shortfall, if any (and change in amount
                from preceding statement)                                                                                      $0.00

         f.  Amount distributed payable out of amounts withdrawn from or pursuant to:
             1. Reserve Account                                                                               $0.00
             2. Class A-1 Holdback Subaccount                                                                 $0.00
             3. Claim on the Note Policy                                                                      $0.00

         g.  Remaining Pre-Funded Amount                                                                                       $0.00

         h.  Remaining Reserve Amount                                                                                          $0.00


                                Page 8 (1999-C)

         i.  Amount on deposit on Class A-1 Holdback Subaccount                                                                $0.00

         j.  Prepayment amounts
                              Class A-1 Prepayment Amount                                                                      $0.00
                              Class A-2 Prepayment Amount                                                                      $0.00
                              Class A-3 Prepayment Amount                                                                      $0.00

         k.   Prepayment Premiums
                              Class A-1 Prepayment Premium                                                                     $0.00
                              Class A-2 Prepayment Premium                                                                     $0.00
                              Class A-3 Prepayment Premium                                                                     $0.00

         l.  Total of Basic Servicing Fee, Supplemental Servicing Fees and other fees, if any,
                paid by the Trustee on behalf of the Trust                                                               $396,278.58

         m.  Note Pool Factors (after giving effect to distributions on the
                Distribution Date)
                              Class A-1 Notes                                                                             0.45333191
                              Class A-2 Notes                                                                             0.72504126
                              Class A-3 Notes                                                                             0.72504126


   XVI.    Pool Balance and Aggregate Principal Balance

                             Original Pool Balance at beginning of Monthly Period                                    $438,524,038.29
                             Subsequent Receivables                                                                               --
                                                                                                                --------------------
                             Original Pool Balance at end of Monthly Period                                          $438,524,038.29
                                                                                                                ====================

                             Aggregate Principal Balance as of preceding Accounting Date                             $380,427,437.79
                             Aggregate Principal Balance as of current Accounting Date                               $369,271,092.20


           Monthly Period Liquidated Receivables                                           Monthly Period Administrative Receivables

                                 Loan #                   Amount                                      Loan #                Amount
                                 ------                   ------                                      ------                ------
                   see attached listing               3,778,000.18                      see attached listing                     -
                                                             $0.00                                                           $0.00
                                                             $0.00                                                           $0.00
                                                   ----------------                                                          -----
                                                     $3,778,000.18                                                           $0.00
                                                   ================                                                          =====

  XVIII.   Delinquency Ratio

           Sum of Principal Balances (as of the Accounting Date) of all
              Receivables delinquent more than 30 days with respect to all or any portion of a Scheduled Payment
              as of the Accounting Date                                                        13,619,644.08

           Aggregate Principal Balance as of the Accounting Date                             $369,271,092.20
                                                                                       ---------------------

           Delinquency Ratio                                                                                            3.68825082%
                                                                                                                ===================


           IN WITNESS WHEREOF, I, Scott R. Fjellman, a Responsible Officer of Arcadia Financial Ltd., have executed this Certificate as of the date set forth above.

                                          ARCADIA FINANCIAL LTD.

                                          By:
                                             -----------------------------------
                                          Name:  Scott R. Fjellman
                                               ---------------------------------
                                          Title: Vice President / Securitization
                                                 -------------------------------


                                 Page 9 (1999-C)

                  ARCADIA AUTOMOBILE RECEIVABLES TRUST 1999 - C

                             PERFORMANCE INFORMATION

              FOR THE MONTHLY PERIOD ENDING      APRIL 30, 2000

    I.     ORIGINAL PRINCIPAL BALANCE OF THE SECURITIZATION                $600,000,000

                        AGE OF POOL (IN MONTHS)                                       8

   II.     Delinquency Ratio

           Sum of Principal Balances (as of the Accounting Date) of all
              Receivables delinquent more than 30 days with respect to all or any portion of a Scheduled Payment
              as of the Accounting Date                                                           $13,619,644.08

           Aggregate Principal Balance as of the Accounting Date                                 $369,271,092.20
                                                                                              ------------------

           Delinquency Ratio                                                                                            3.68825082%
                                                                                                                   ================


   III.    Average Delinquency Ratio

           Delinquency ratio - current Determination Date                                             3.68825082%

           Delinquency ratio - preceding Determination Date                                           3.78097716%

           Delinquency ratio - second preceding Determination Date                                    4.56696000%
                                                                                              -------------------


           Average Delinquency Ratio                                                                                    4.01206266%
                                                                                                                   ================


   IV.     Default Rate

           Cumulative balance of defaults as of the preceding Accounting Date                                        $7,841,455.64

           Add:         Sum of Principal Balances (as of the Accounting
                                Date) of Receivables that became Liquidated
                                Receivables during the Monthly Period or that
                                became Purchased Receivables during Monthly
                                Period (if delinquent more than 30 days with
                                respect to any portion of a Scheduled
                                Payment at time of purchase)                                                         $3,778,000.18
                                                                                                                   ----------------

           Cumulative balance of defaults as of the current Accounting Date                                         $11,619,455.82

                        Sum of Principal Balances (as of the Accounting Date)
                                of 90+ day delinquencies                                            3,626,846.65

                                               Percentage of 90+ day delinquencies
                                                  applied to defaults                                     100.00%    $3,626,846.65
                                                                                              -------------------  ----------------

           Cumulative balance of defaults and 90+ day delinquencies as of
              the current Accounting Date                                                                           $15,246,302.47
                                                                                                                   ================
    V.     Cumulative Default Rate as a % of Original Principal Balance (plus 90+ day delinquencies)

           Cumulative Default Rate - current Determination Date                                        2.5410504%

           Cumulative Default Rate - preceding Determination Date                                      2.1708984%

           Cumulative Default Rate - second preceding Determination Date                               1.7580487%


                                Page 1 (1999-C)

   VI.     Net Loss Rate

           Cumulative net losses as of the preceding Accounting Date                                                 $3,563,578.15

           Add:         Aggregate of Principal Balances as of the
                                Accounting Date (plus accrued and unpaid
                                interest theron to the end of the Monthly
                                Period) of all Receivables that became
                                Liquidated Receivables or that became Purchased
                                Receivables and that were delinquent more than
                                30 days with respect to any portion of a
                                Scheduled Payment as of the
                                Accounting Date                                                    $3,778,000.18
                                                                                              ------------------

                        Liquidation Proceeds received by the Trust                                ($2,245,995.17)    $1,532,005.01
                                                                                              -------------------  ----------------

           Cumulative net losses as of the current Accounting Date                                                   $5,095,583.16

                             Sum of Principal Balances (as of the Accounting Date)
                                of 90+ day delinquencies                                           $3,626,846.65

                                               Percentage of 90+ day delinquencies
                                                  applied to losses                                        50.00%    $1,813,423.33
                                                                                              -------------------  ----------------

           Cumulative net losses and 90+ day delinquencies as of the current Accounting Date                         $6,909,006.49
                                                                                                                   ================




   VII.    Cumulative Net Loss Rate as a % of Original Principal Balance (plus 90+ day delinquencies)

           Cumulative Net Loss Rate - current Determination Date                                                         1.1515011%

           Cumulative Net Loss Rate - preceding Determination Date                                                       1.0259242%

           Cumulative Net Loss Rate - second preceding Determination Date                                                0.8240275%


  VIII.    Classic/Premier Loan Detail

                                                                        Classic                 Premier                    Total
                                                                        -------                 -------                    -----
           Aggregate Loan Balance, Beginning                        265,460,390.69         $114,967,047.10         $380,427,437.79
             Subsequent deliveries of Receivables                                                                             0.00
             Prepayments                                            ($1,695,278.09)          (1,139,046.37)          (2,834,324.46)
             Normal loan payments                                   ($3,074,375.06)          (1,469,645.89)          (4,544,020.95)
             Liquidated Receivables                                 ($2,944,983.97)            (833,016.21)          (3,778,000.18)
             Administrative and Warranty Receivables                                                                          0.00
                                                               --------------------      ------------------     -------------------
           Aggregate Loan Balance, Ending                          $257,745,753.57         $111,525,338.63         $369,271,092.20
                                                               ====================      ==================     ===================

           Delinquencies                                            $10,668,049.96            2,951,594.12          $13,619,644.08
           Recoveries                                                $1,792,854.31             $453,140.86           $2,245,995.17
           Net Losses                                                $1,152,129.66              379,875.35           $1,532,005.01

  VIII.    Other  Information  Provided  to  FSA

           A. Credit Enhancement Fee information:

              Aggregate Principal Balance as of the Accounting Date                        $369,271,092.20
              Multiplied by:  Credit Enhancement Fee  (31.5 bp's) * (30/360)                        0.0263%
                                                                                         ------------------
                                          Amount due for current period                                                 $96,933.66
                                                                                                                ===================


           B. Dollar amount of loans that prepaid during the Monthly Period                                          $2,834,324.46
                                                                                                                ===================

              Percentage of loans that prepaid during the Monthly Period                                                0.76754572%
                                                                                                                ===================


                                 Page 2 (1999-C)

   IX.     Spread Account Information                                                                $                     %

           Beginning Balance                                                                   $38,042,743.78          10.30211803%

           Deposit to the Spread Account                                                          $640,807.47           0.17353307%
           Spread Account Additional Deposit                                                            $0.00           0.00000000%
           Withdrawal from the Spread Account                                                    ($558,416.80)         -0.15122137%
           Disbursements of Excess                                                             ($1,413,233.72)         -0.38270901%
           Interest earnings on Spread Account                                                    $215,208.49           0.05827927%
                                                                                            ------------------     ----------------

           Ending Balance                                                                      $36,927,109.22          10.00000000%
                                                                                            ==================     ================


           Specified Balance pursuant to Section 3.03 of the
                Spread Account Agreement among Olympic Financial Ltd.,
                Arcadia Receivables Finance Corp., Financial Security
                Assurance Inc. and Norwest Bank Minnesota, National Association                $36,927,109.22          10.00000000%
                                                                                            =================      ================

    X.     Trigger Events

           Cumulative Loss and Default Triggers as of September 1, 1998

                                   Loss                      Default                   Loss Event             Default Event
           Month                Performance                 Performance                 of Default               of Default
           -------------------------------------------------------------------------------------------------------------------
             3                     1.05%                       2.11%                       1.33%                    2.66%
             6                     2.11%                       4.21%                       2.66%                    5.32%
             9                     3.05%                       6.10%                       3.85%                    7.71%
            12                     3.90%                       7.79%                       4.92%                    9.84%
            15                     5.02%                      10.03%                       6.34%                   12.68%
            18                     6.04%                      12.07%                       7.63%                   15.25%
            21                     6.93%                      13.85%                       8.75%                   17.50%
            24                     7.70%                      15.40%                       9.73%                   19.45%
            27                     8.10%                      16.21%                      10.24%                   20.47%
            30                     8.43%                      16.86%                      10.65%                   21.29%
            33                     8.71%                      17.43%                      11.01%                   22.01%
            36                     8.96%                      17.92%                      11.32%                   22.63%
            39                     9.08%                      18.15%                      11.47%                   22.93%
            42                     9.17%                      18.34%                      11.58%                   23.16%
            45                     9.25%                      18.49%                      11.68%                   23.36%
            48                     9.31%                      18.62%                      11.76%                   23.52%
            51                     9.36%                      18.73%                      11.83%                   23.65%
            54                     9.41%                      18.81%                      11.88%                   23.76%
            57                     9.44%                      18.88%                      11.92%                   23.84%
            60                     9.46%                      18.93%                      11.95%                   23.91%
            63                     9.48%                      18.96%                      11.97%                   23.95%
            66                     9.49%                      18.98%                      11.99%                   23.98%
            69                     9.50%                      18.99%                      12.00%                   23.99%
            72                     9.50%                      19.00%                      12.00%                   24.00%
           -------------------------------------------------------------------------------------------------------------------

           Average Delinquency Ratio equal to or greater than 8.25%                               Yes________        No___X_____

           Cumulative Default Rate (see above table)                                              Yes________        No___X_____

           Cumulative Net Loss Rate (see above table)                                             Yes________        No___X_____

           Trigger Event that occurred as of a prior Determination Date
              is Deemed Cured as of current Determination Date                                    Yes________        No___X_____

   XI.     Insurance Agreement Events of Default

           To the knowledge of the Servicer, an Insurance Agreement
              Event of Default has occurred                                                       Yes________        No___X_____

           To the knowledge of the Servicer, a Capture Event has occurred and be continuing       Yes________        No___X_____

           To the knowledge of the Servicer, a prior Capture Event has been cured by
              a permanent waiver                                                                  Yes________        No___X_____


           IN WITNESS WHEREOF, I, Scott R. Fjellman, a Responsible Officer of Arcadia Financial Ltd., have executed this Certificate as of the date set forth above.



                                          ARCADIA FINANCIAL LTD.

                                          By:
                                             -----------------------------------

                                          Name:  Scott R. Fjellman
                                               ---------------------------------
                                          Title: Vice President / Securitization
                                                --------------------------------


                                 Page 3 (1999-C)